SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2002

HILLENBRAND INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Indiana (State or other jurisdiction of incorporation)	1-6651 (Commission File Number)	35-1160484 (IRS Employer Identification No.)

700 State Route 46 East Batesville, Indiana (Address of principal executive offices)	47006-8835 (Zip Code)

Registrant’s telephone number, including area code: (812) 934-7000

Not Applicable
(Former name or former address,
if changed since last report.)

Item 5. OTHER EVENTS.

     On May 16, 2002, Peter F. Coffaro, Edward S. “Ned” Davis and Leonard Granoff announced their retirement from Hillenbrand Industries, Inc.’s board of directors. Also on this date, Hillenbrand Industries, Inc. announced that its board of directors has elected Rolf A. Classon of Bayer Corporation, Charles E. Golden of Eli Lilly and Company and Peter H. Soderberg of Welch Allyn Inc. to the board of directors effective immediately. These announcements are more fully described in the press releases filed as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K. The contents of such Exhibits are incorporated herein by reference.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits.

99.1 Press release dated May 16, 2002 issued by the Company related to the retirement of three board members.

99.2 Press release dated May 16, 2002 issued by the Company related to the election of three new board members.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILLENBRAND INDUSTRIES, INC.

DATE:	May 16, 2002	BY:

/s/ SCOTT K. SORENSEN Scott K. Sorensen Vice President and Chief Financial Officer

DATE:	May 16, 2002	BY:

/s/ GREGORY N. MILLER Gregory N. Miller Vice President and Controller

EXHIBIT INDEX

Exhibit Number	Exhibit Description

99.1	Press release dated May 16, 2002 issued by the Company related to the retirement of three board members.

99.2	Press release dated May 16, 2002 issued by the Company related to the election of three new board members.

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